SUPPLEMENT DATED AUGUST 17, 2012
TO
TO PROSPECTUSES DATED APRIL 29, 2011
FOR SUN LIFE FINANCIAL MASTERS ACCESS NY, SUN LIFE FINANCIAL MASTERS CHOICE NY,
SUN LIFE FINANCIAL MASTERS FLEX NY, AND SUN LIFE FINANCIAL MASTERS EXTRA NY

AND TO PROSPECTUS DATED MAY 1, 2003
FOR MFS REGATTA EXTRA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

On August 9, 2012, shareholders approved the reorganization of the MFS Growth Portfolio (“Growth Portfolio”) into the MFS Growth Series (“Growth Series”) and the Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”) into the MFS Mid Cap Growth Series (“Mid Cap Growth Series”).  After the close of business on August 17, 2012, all of the assets of the Growth Portfolio will be transferred to the Growth Series and shareholders of the Growth Portfolio will receive shares of the Growth Series in exchange for their Growth Portfolio shares. And, all of the assets of the Mid Cap Growth Portfolio will be transferred to the Mid Cap Growth Series and shareholders of the Mid Cap Growth Portfolio will receive shares of the Mid Cap Growth Series in exchange for their Mid Cap Growth Portfolio shares.  The Growth Portfolio and the Mid Cap Growth Portfolio are no longer available investment options and all references to those Portfolios are deleted from the prospectus.

Please retain this supplement with your prospectus for future reference.